NOTE & INDEBTEDNESS SUBORDINATION AGREEMENT

This Note & Indebtedness Subordination Agreement (this ''Agreement'') is entered into by and between the following parties in Taiyuan, Shanxi Province of the People's Republic of China (the ''PRC '') on November ___, 2005:

Party A Puda Coal, Inc. (hereafter referred to as ''Puda USA''), a Florida corporation registered in the USA.

Party B: Shanxi Puda Resourcing Co.,Ltd, (hereafter referred to as ''Puda China''), a limited liability company organized and existing under the laws of the People's Republic of China (the ''PRC'').

Party C: Puda Resources Group Co., Ltd, (hereafter referred to as ''Puda Group''), a limited liability company established and validly exists under the law of the PRC.

Party D: Taiyuan Putai Business Consulting Co., Ltd, (hereafter referred to as ''Puda WOFE''), a wholly foreign owned enterprise established and validly exists under the law of the PRC.

Collectively, ''Parties''; individually, a ''Party''.

Whereas

  Puda USA will enter into Purchase Agreements on or about November 18, 2005 with certain investors ('Investors') and subject to the Purchase Agreements, Puda USA shall pay 'Investors' the principal up to twelve million five hundred thousand US dollars ($12,500,000) plus interest. The obligation of this payment is thereon pursuant a convertible note (hereafter referred to as ''Indebtedness of Convertible Note'').

  Puda China and Puda Group will enter into two Conveyance Agreements (Exhibit A and B) in connection with the conveyance of certain properties and equipment from Puda Group to Puda China, whereby Puda China is obligated to pay Puda Group the principal of thirteen million US dollars ($13,000,000) plus interest. The obligation of this payment is thereon pursuant to the indebtedness arising from these two Conveyance Agreements (hereafter referred to as Indebtedness of Conveyance Agreements').

  The parties of this agreement hereby agree that the Indebtedness of Conveyance Agreements shall be subordinated to the Indebtedness of Convertible Note in accordance with the terms set forth in this Agreement.

NOW, THEREFORE, through mutual negotiations, the Parties of this Agreement herein agree as follows:

Article 1 Definition

The following terms of this Agreement shall have the following meanings:

  'Senior Indebtedness' means the Senior Indebtedness shall be paid prior to the 'Indebtedness of Conveyance Agreements', and in this agreement, it includes:

(1) all indebtedness of Puda USA for the Indebtedness of Convertible Note; and

(2) any indebtedness of Puda China to Puda WOFE (evidenced by a note, debenture, letter or similar instrument); and

(3) the payment from Puda China to Puda WOFE relating to any lease obligations which are required to be capitalized for financial reporting purposes; and

(4) any indebtedness or guaranty of Puda China which by its express terms or the express terms of the instrument creating or evidencing it is prior to Indebtedness of Conveyance Agreements with the right of payment; and

(5) any indebtedness or guaranty of Puda WOFE which by its express terms or the express terms of the instrument creating or evidencing it is prior to Indebtedness of Conveyance Agreements with the right of payment; and

(6) any indebtedness of Puda China to an affiliate of Puda China or Puda WOFE which by its express terms or the express terms of the instrument creating or evidencing it is prior to Indebtedness of Conveyance Agreements with the right of payment; and

(7) any liabilities of others described in the preceding clauses (1), (2) or (3) which Puda China has guaranteed to Puda WOFE, or the renewals, extensions, refunds, restructurings, amendments and modifications of any such indebtedness or guarantee.

  'Default of Senior Indebtedness' means any default under the terms of any 'Senior Indebtedness'.

Article 2 Covenants in priority and subordination between Indebtedness of Convertible Note' and 'Indebtedness of Conveyance Agreements'

The parties of this Agreement herein agree as follows:

  Puda China shall not at any time prepay in whole or in part the Indebtedness of Conveyance Agreements', except that:

(1) Puda USA has paid in full the entire amount (USD 12,500,000) of the Indebtedness of Convertible Note, including principal and interest thereon, to the Investors, or

(2) Investors have converted the entire amount (USD 12,500,000) of the Indebtedness of Convertible Note into common stock of Puda USA.

  In the event that the Indebtedness of Convertible Note remains outstanding, Puda Group hereby shall waive its right as follow:

(1) presentment;
(2) demand for payment;
(3) notice of non-payment or default
(4) notice of acceleration of payment

  If any of the Senior Indebtedness remains outstanding or to be incurred, Puda Group's following right of obtaining payments shall be subordinate to or after the payment of Senior Indebtedness:

(1) all principal and interest of the Indebtedness of Conveyance Agreements and;
(2) any expenses arising from the Indebtedness of Conveyance Agreements (including without limitation, any expenses occurred from to the initiation of a litigation, bankruptcy petition or other similar legal action proceeding)

  Notwithstanding the Article 2.3 of this Agreement, and without the Senior Default defined in the Article 1.2, Puda Group shall be entitled to receive regular payments under the Indebtedness of Conveyance Agreements. Upon the occurrence and during the continuation of any Senior Default, Puda Group shall not receive any payments from the Indebtedness of Conveyance Agreements, including payments of principal and interest.

  As long as any Senior Indebtedness is outstanding, Puda Group shall not

(1) bring any suits to collect or enforce any right or remedy in respect of the Indebtedness of Conveyance Agreements; or

(2) commence any bankruptcy or liquidation procedure or join with any creditor in commencing any such procedure.

Article 3 Term

  This Agreement shall come into effect from the date of signing this agreement. The term of this Agreement shall be 20 years.

Article 4 Termination

  This agreement shall be terminated as follows:

(1) This agreement has expired and no extension occurred; or

(2) All parties agree to terminate this Agreement before the expiration date.

Article 5 Authorization

  Each party has obtained all governmental approvals (if necessary) and has obtained or completed all internal authorizations necessary (including but not limited to the Board Consent in Appendix C and the Board Consents and Shareholder Consent in Appendix D, E and F attached hereinto) for the execution of this Agreement; and the signor of this Agreement on its behalf is a duly authorized representative of each party; and this Agreement, when executed, shall constitute binding obligations of each party;

Article 6 Force Majeure

  Should either of the parties be prevented from performing its obligations or be liable under this Agreement by force majeure and the parties may terminate this agreement by negotiation. The Party claiming Force Majeure shall notify the other parties in written in reasonable time, and provide the effective proofs. Either of the parties shall take appropriate means to minimize or remove the effects of Force Majeure.

Article 7 Governing Law and Disputes Settlement

  This Agreement shall be governed by the laws of the PRC.

  The Parties shall strive to settle any dispute arising from the interpretation or performance, or in connection with this Agreement through friendly consultation. In case no settlement can be reached through consultation, each party can submit such matter to Beijing Arbitration Commission. The arbitration shall follow its current arbitration rule, and the arbitration proceedings shall be conducted in Chinese and shall take place in Beijing. The arbitration award shall be final and binding upon the parties and shall be enforceable in accordance with its terms.

Article 8 Amendments and Supplements

  This Agreement shall be amended and supplemented by all parties with written agreement. Such amendments and/or supplements properly executed by all parties shall be deemed as a part of this Agreement and have the same legal effect as this Agreement.

Article 9 Severability

  In the event that any articles of this Agreement shall finally be determined to be unlawful or unenforceable, such articles of this Agreement shall then be deemed invalid and several under related laws and the remainder shall not be affected.

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Signature Page

Party A Puda Coal, Inc.

Representative Zhao Ming

Chief Executive Officer and President

Party B Shanxi Puda Resourcing Co.,Ltd,

Representative __________________[COMPANY CHOP]

Title __________________

Party C: Puda Resources Group Co., Ltd,

Representative __________________[COMPANY CHOP]

Title __________________

Party D: Taiyuan Putai Business Consulting Co., Ltd,

Representative __________________[COMPANY CHOP]

Title __________________

Date:

Appendix A

Conveyance Agreement (Zhongyang)

Appendix B

Conveyance Agreement (Jucai)

Appendix C

Board Consent
of
Puda USA

Appendix D

Board Consent and Shareholder Consent
of
Shanxi Puda Resourcing Co.,Ltd,

Appendix E

Board Consent and Shareholder Consent
of
Puda Resources Group Co., Ltd,

Appendix F

Board Consent and shareholder Consent
of
Taiyuan Putai Business Consulting Co., Ltd,